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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 19, 2004 (April 19, 2004)
(Date of Report (date of earliest event reported))

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)
(212) 413-1800 (Registrant's telephone number, including area code)
None (Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
See Exhibit Index.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 19, 2004, we reported our first quarter 2004 results. Our first quarter 2004 results are discussed in detail in the press release attached hereto as Exhibit 99, which is incorporated by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ VIRGINIA M. WILSON Virginia M. Wilson Executive Vice President and Chief Accounting Officer

Date: April 19, 2004

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CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated April 19, 2004 (April 19, 2004)

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release: Cendant Reports Record Results for the First Quarter 2004

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SIGNATURE
CENDANT CORPORATION CURRENT REPORT ON FORM 8-K Report Dated April 19, 2004 (April 19, 2004)
EXHIBIT INDEX